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                                                                    Exhibit 10-9


                     PROMISSORY NOTE MODIFICATION AGREEMENT

This Agreement is made and entered into on July 31, 2001 ("Agreement Date"), to be effective as of July 1, 2001 ("Effective Date"), by and between Lexington Precision Corporation and Lexington Rubber Group, Inc. formerly known as Lexington Components, Inc. (jointly and severally, "Makers"), and Bank One, NA ("Bank One"), successor by merger to Bank One, Akron, NA.

                                   WITNESSETH:

WHEREAS, Makers heretofore executed a promissory note (Vienna Term Loan) in the amount of $1,425,000.03 dated January 31, 1997, in favor of Bank One, NA, as same may have been amended or modified from time to time ("Promissory Note"); and, WHEREAS, Makers hereby acknowledge, agree, verify, ratify and affirm that as of the Agreement Date, the outstanding principal balance on the Promissory
Note is Nine Hundred Seventy Three Thousand Two Hundred AND 21/100 DOLLARS ($973,200.21) plus accrued interest; and, WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Bank One; and WHEREAS, Makers have requested that the Promissory Note be modified to the limited extent hereinafter set forth; and, WHEREAS, Bank One has agreed to such modification; NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Promissory Note is modified as hereinafter indicated.

1.  ACCURACY OF RECITALS.

Makers acknowledge the accuracy of the Recitals, stated above.

2.  MODIFICATION OF PROMISSORY NOTE.

         2.1 The Promissory Note is hereby amended and restated to read as follows:


                  2.1.1 From and after July 1, 2001, interest shall accrue on the unpaid principal of the Promissory Note at the rate per annum equal to eight and thirty-seven one-hundredths percent (8.37%) per annum. Interest shall be calculated on a 360-day year basis and shall be calculated by dividing the actual number of days which elapsed during the period interest accrued by a year of 360 days times the interest rate in effect.


                  2.1.2 Principal and interest of the Promissory Note shall be due and payable in consecutive monthly installments each in the sum of
         (i) $ 8,333.33 of principal and (ii) all accrued and unpaid interest, commencing on July 1, 2001, and continuing on the same day of each successive month thereafter until the maturity date.


                  2.1.3 The maturity date of the Promissory Note is changed from July 1, 2001, to February 1, 2002. On the maturity date Makers shall pay to Bank One the unpaid principal, accrued and unpaid interest, and all other amounts payable by Makers under the Promissory Note and Loan Documents, as such term is defined in Paragraph 2.3 hereof.

                  2.1.4 Makers shall not be entitled to receive, and Bank One shall not be obligated to make, any further advances under the Promissory Note.


         2.2 Makers jointly and severally hereby authorize any attorney at law to appear in an action on this Note at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio, or elsewhere, and to waive the issuance of service of process against either or both of said parties, enter an appearance and to confess judgment in favor of Bank One against any or all of said parties for the amount that may be due, together with costs of suit, and to release all errors and waive all rights of appeal and stay of execution from the judgment rendered. After the judgment entered against one or more of said parties, the powers herein conferred may be exercised as to one or more of the others.

         2.3 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Makers shall fail to comply with any of the covenants of Makers herein or if any representation or warranty by Makers herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this Agreement, "Loan Documents" shall mean the
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           Promissory Note and all documents executed by Makers or others in connection with the Loan, which is represented by the Promissory Note.

         2.4 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF LOAN DOCUMENT AND COLLATERAL.

The Loan Documents are ratified and affirmed by Makers and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain as security for the loan and the obligations of Makers in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.


    Makers, jointly and severally, represent and warrant to Bank One that:

         4.1. No event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be an event of default under the Loan Documents as modified herein has occurred and is continuing, except for matters waived by Agreement dated July 31, 2001.

         4.2. There has been no material adverse change in the financial condition of Makers from the most recent financial statement received by Bank.

         4.3. Each and all representations and warranties of Makers in the Loan Documents are accurate on the date hereof.

         4.4. Makers have no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5. The Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Makers, enforceable against Makers in accordance with their terms.

         4.6. Makers are validly existing under the laws of the State of Delaware and have the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Makers. This Agreement has been duly executed and delivered on behalf of Makers.



5.  BORROWER COVENANTS.

    Makers covenant with Bank One that:

         5.1. Makers shall execute, deliver, and provide to Bank One such additional agreements, documents, and instruments as reasonably required by Bank One to effectuate the intent of this Agreement.

         5.2. Makers fully, finally, and forever release and discharge Bank One and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Makers, whether now known or unknown to Makers, (i) in respect of the Loan, the Loan documents, or the actions or omissions of Bank One in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. As used in this Agreement.

         5.3. Contemporaneously with the execution and delivery of this Agreement, Makers have paid to Bank:

                           5.3.1. All accrued and unpaid interest under the
                  Promissory Note and all amounts, other than interest and principal, due and payable by Makers under the Loan Documents as the date hereof.

                           5.3.2. All the internal and external costs and
                  expenses incurred by Bank One in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).
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6.  EXECUTION AND DELIVERY OF AGREEMENT BY BANK.


Bank One shall not be bound by this Agreement until (i) Bank One as executed and delivered this Agreement, (ii) Makers have performed all of the obligations of Makers under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement.

7.  INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Makers and Bank One in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Makers and Bank One and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Makers, provided, however, Makers may not assign any of their rights or delegate any of their obligations under the Loan Documents and any purported assignment or delegation shall be void.

9.  CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without giving effect to conflicts of law principles.

10. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically from one document.

11. NOT A NOVATION.

This Agreement is a modification only and not a novation. Except for the above-quoted modifications, the Promissory Note, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

12. OHIO REAFFIRMATION OF COGNOVIT PROVISION.

Each Maker continues to authorize any attorney at law to appear in an action on the Promissory Note, as modified, at any time after the same becomes due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio, or elsewhere, and to waive the issuance of and service of process against either or both of the Makers, enter an appearance and to confess judgment in favor of Bank One against either or both of the Makers for the amount that may be due under the Promissory Note, as modified, together with costs of suit, and to release all errors and waive all rights of appeal and stay of execution from the judgment rendered. After the judgment is entered against either of the Makers, the powers herein conferred may be exercised as to the other Makers.
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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



                                               LEXINGTON PRECISION CORPORATION


                                        By:  Warren Delano
                                             -------------------------------

                                        Its: President
                                             --------------------------------

                                               LEXINGTON RUBBER GROUP, INC.

                                        By:  Warren Delano
                                             -------------------------------

                                        Its: President
                                             --------------------------------


BANK ONE'S ACCEPTANCE


The foregoing Promissory Note Modification Agreement is hereby agreed to and acknowledged this 31st day of July 2001.

                                               BANK ONE, NA


                                        By:  Joseph E. Manley
                                             -------------------------------

                                        Its: First Vice President
                                             -------------------------------